UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 3, 2017

SUNBURST ACQUISITIONS V, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	000-24483	84-1461844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2305A, 23/F, World-Wide House, 19 Des Voeux Road, Central, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

(852) 2231 9629
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 3, 2017, our board of directors dismissed Malone Bailey, LLP ("Malone Bailey"), as the independent registered public accounting firm of Sunburst Acquisitions V, Inc. (the "Company").
Malone Bailey's report on the financial statements for the fiscal years ended April 30, 2007 and 2006, the last reports issued by Malone Bailey, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to a going concern.
During the fiscal the years ended April 30, 2007 and 2006, and in the subsequent interim period through January 4, 2017, the date of termination of Malone Bailey, (a) there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
We have provided a copy of the disclosures contained herein to Malone Bailey on January 6, 2017, and requested Malone Bailey to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Malone Bailey agrees with the above disclosures. A copy of Malone Bailey's response letter is attached hereto as Exhibit 16.1.
 (b) New Independent Registered Public Accounting Firm
On December 1, 2016, our board of directors approved the engagement of WWC, P.C. ("WWC"), as the Company's new independent registered public accounting firm.
The Company has not consulted WWC during any period prior to the engagement of WWC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).
Item 9.01   Financial Statements and Exhibits.
(d)  Exhibits.

16.1     Letter from Malone Bailey, LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNBURST ACQUISITIONS V, INC.
January 17, 2017	By: /s/ Terence Ho Terence Ho Chief Executive Officer